FORM 8-K

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 25, 2000


                                  HOME BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Indiana                          0-22376             35-1906765
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)


    132 East Berry Street, P.O. Box 989
    Fort Wayne, Indiana                                         46801-0989
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (219) 422-3502
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

Attached Press Release Reporting Home Bancorp's Annual Meeting.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           HOME BANCORP
                                                        ------------------
                                                           (Registrant)


                                                    /s/ Marvin C. Schumm
Date:   January 25, 2000                                ------------------------
                                                        Marvin C. Schumm
                                                        President & CEO


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                                  NEWS RELEASE
Home Bancorp
132 EAST BERRY STREET   P.O. BOX 989                 Date    January 25, 2000
FORT WAYNE, INDIANA 46801-0989                       ---------------------------
PHONE:  (219) 422-3502
FAX:  (219) 426-7027                                 Contact Marvin C. Schumm
                                                     ---------------------------
                                                     President and
                                                       Chief Executive Officer
                                                     Home Loan Bank

                                  Home Bancorp
                       Holds Annual Shareholders' Meeting

FORT WAYNE, Indiana, -- January 25, 2000 -- Home Bancorp (Nasdaq "HBFW"), the holding company of Home Loan Bank fsb, Fort Wayne, Indiana, announced that its annual shareholders meeting was held today. At the meeting, Daniel F. Fulkerson, Walter A. McComb, Jr., and Donald E. Thornton were elected as directors and the appointment of Crowe, Chizek and Company LLP as the Company's auditors for its 2000 fiscal year was ratified by Shareholders.


                       Holding Company for Home Loan Bank